INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Tax Reform
On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law effective January 1, 2018. The Tax Act significantly revised the U.S. tax code by, in part, but not limited to: reducing the U.S. corporate maximum tax rate from 35 percent to 21 percent, imposing a mandatory one-time transition tax on certain un-repatriated earnings of foreign subsidiaries, modifying executive compensation deduction limitations and repealing the deduction for domestic production activities. Under ASC Topic 740, “Income Taxes,” we must generally recognize the effects of tax law changes in the period in which the new legislation is enacted.
During December 2017, the Securities and Exchange Commission staff issued Staff Accounting Bulletin (“SAB”) No. 118 (“SAB 118”) to address the application of GAAP in situations when a registrant does not have all the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Cuts and Jobs Act. In accordance with SAB 118, our deferred tax assets and liabilities were remeasured using the new corporate tax rate of 21 percent, rather than the previous corporate tax rate of 35 percent, resulting in a $65 million decrease in our income tax expense for the year ended December 31, 2017 and a corresponding $65 million decrease in our net deferred tax liability as of December 31, 2017. These amounts are to be considered provisional and are not currently able to be finalized given the complexity of the underlying calculations. Additional work is necessary to perform a more detailed analysis. Any subsequent adjustment to these amounts will be recorded to tax expense in the quarter of 2018 when the analysis is complete.
The one-time transition tax on certain un-repatriated earnings of foreign subsidiaries is based on total post-1986 earnings and profits that we previously deferred from U.S. income taxes. While we have performed a preliminary analysis of the transition tax and determined that due to deficits in foreign earnings and profits, we do not have a one-time transition tax liability to record in 2017, we have not completed our calculations. As the one-time transition tax is based in part on the amount of those earnings held in cash and other specified assets, we may determine that we have a one-time transition tax liability when we finalize the calculation of post-1986 foreign earnings and profits previously deferred from U.S. federal taxation and finalize the amounts held in cash or other specified assets. No additional income taxes have been provided for any remaining undistributed foreign earnings not subject to the transition tax, or any additional outside basis difference inherent in these entities, as these amounts continue to be indefinitely reinvested in foreign operations.
The modification of the executive compensation deduction limitations and the repeal of the deduction for domestic production activities did not have a significant impact on our benefit from income taxes for the year ended December 31, 2017.
Income Tax Provision
The components of our earnings before income taxes for the last three years consisted of:

($ in millions)	2017	2016	2015
United States	$232	$195	$205
Non-U.S. jurisdictions	8	3	9
	$240	$198	$214

In 2017, our tax provision included an excess tax benefit of $6 million related to the vesting or exercise of employee share-based awards. Our tax provision did not reflect excess tax benefits of $1 million in 2016 and $9 million in 2015, as these periods were before our adoption of ASU 2016-09. In our statements of cash flows, we presented excess tax benefits as financing cash flows before our adoption of ASU 2016-09.
Our provision for income taxes for the last three years consisted of:

($ in millions)		2017	2016	2015
Current	– U.S. Federal	$(49)	$(35)	$(45)
	– U.S. State	(7)	(5)	(4)
	– Non-U.S.	(7)	(5)	(7)
		(63)	(45)	(56)

Deferred	– U.S. Federal	44	(30)	(28)
	– U.S. State	(1)	(2)	(5)
	– Non-U.S.	15	1	2
		58	(31)	(31)
		$(5)	$(76)	$(87)

The deferred tax assets and related valuation allowances in these Financial Statements have been determined on a separate return basis. The assessment of the valuation allowances requires considerable judgment on the part of management with respect to benefits that could be realized from future taxable income, as well as other positive and negative factors. Valuation allowances are recorded against the deferred tax assets of certain foreign operations for which historical losses, restructuring and impairment charges have been incurred. The change in the valuation allowances established were ($4) million in 2017, $2 million in 2016 and ($4) million in 2015.
We have made no provision for U.S. income taxes or additional non-U.S. taxes on the cumulative unremitted earnings of non-U.S. subsidiaries ($184 million at December 31, 2017) because we consider these earnings to be permanently invested. We do not consider previously taxed income to be permanently reinvested if such earnings can be distributed to a U.S. entity without incurring additional U.S. tax. These earnings could become subject to additional taxes if remitted as dividends, loaned to a U.S. affiliate or if we sold our interests in the affiliates. We cannot estimate the amount of additional taxes that might be payable on the unremitted earnings.
We conduct business in countries that grant “holidays” from income taxes for ten to thirty year periods. These holidays expire through 2034.
Our income tax returns are subject to examination by relevant tax authorities. Certain of our returns are being audited in various jurisdictions for years 2013 and 2014. Although we do not anticipate that a significant impact to our unrecognized tax benefit balance will occur during the next fiscal year, the amount of our liability for unrecognized tax benefits could change as a result of audits in these jurisdictions.
Deferred Income Taxes
Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and tax credit carry-forwards. We state those balances at the enacted tax rates we expect will be in effect when we actually pay or recover taxes. Deferred income tax assets represent amounts available to reduce income taxes we will pay on taxable income in future years. We evaluate our ability to realize these future tax deductions and credits by assessing whether we expect to have sufficient future taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies, to utilize these future deductions and credits. We establish a valuation allowance when we no longer consider it more likely than not that a deferred tax asset will be realized.
The following table presents our deferred tax assets and liabilities, and the tax effect of each type of temporary difference and carry-forward that gave rise to a significant portion of our deferred tax assets and liabilities at December 31, 2017 and December 30, 2016:

($ in millions)	At Year-End 2017	At Year-End 2016
Deferred Tax Assets
Inventory	$25	$25
Reserves	30	39
Long lived intangible assets	16	31
Net operating loss carry-forwards	39	49
Tax credits	39	21
Other, net	44	40
Deferred tax assets	193	205
Less valuation allowance	(44)	(48)
Net deferred tax assets	149	157

Deferred Tax Liabilities
Property and equipment	(16)	(16)
Deferred sales of vacation ownership interests	(210)	(277)
Deferred tax liabilities	(226)	(293)

Total net deferred tax liabilities	$(77)	$(136)

At December 31, 2017, we had approximately $37 million of foreign net operating losses (excluding valuation allowances) some of which begin expiring in 2018. However, a significant portion of these tax net operating losses have an indefinite carry forward period. We have no federal net operating losses and net operating losses of $1 million for state tax purposes which begin expiring in 2032.
Reconciliation of U.S. Federal Statutory Income Tax Rate to Actual Income Tax Rate
Due to the adoption of ASU 2016-09 in the 2017 first quarter, all excess tax benefits and deficiencies are now recognized as a component of income tax expense in our Income Statements; previously, excess tax benefits were recognized in additional paid-in capital. This may result in increased volatility in our effective tax rate.
The following table reconciles the U.S. statutory income tax rate to our effective income tax rate:

	2017	2016	2015
U.S. statutory income tax rate	35.00%	35.00%	35.00%
U.S. state income taxes, net of U.S. federal tax benefit	2.50	2.47	2.64
Permanent differences(1)	(0.58)	1.16	1.61
Impact related to the Tax Cuts and Jobs Act	(27.12)	—	—
Excess tax benefits related to share-based compensation	(2.54)	—	—
Foreign tax rate changes	(2.01)	0.05	0.01
Non-U.S. (loss) income(2)	(2.61)	0.08	(0.57)
Other items(3)	(0.79)	(1.06)	1.14
Change in valuation allowance(4)	0.03	0.78	0.72
Effective rate	1.88%	38.48%	40.55%
_________________________

(1)	Attributed to the redemption of the mandatorily redeemable preferred stock of a consolidated subsidiary.

(2)	Attributed to the difference between U.S. and foreign income tax rates and other foreign adjustments.

(3)	Attributed to changes in unrecognized tax benefits and U.S. federal tax incentives.

(4)
Primarily attributed to release of a foreign valuation allowance in 2017. Primarily attributed to the establishment of valuation allowances in foreign jurisdictions for losses that cannot be benefited in the U.S. income tax provision in 2016 and 2015, as discussed above.

Cash Taxes Paid
Cash taxes paid in 2017, 2016 and 2015 were $49 million, $48 million and $50 million, respectively.